UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2007

Manhattan Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32639	36-3898269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Seventh Avenue, 4th Floor
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 582-3950
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 17, 2007, Manhattan Pharmaceuticals, Inc. (the “Company”) received a letter from Joan Pons Gimbert in which he resigned from the Board of Directors of the Company effective that day. Mr. Pons did not serve as a member of any committee of the Board of Directors at the time of his resignation from the Board of Directors.

To the Company’s knowledge, Mr. Pons is still the chief executive officer of Oleoyl-Estrone Developments S.L. (“OED”). Pursuant to a January 2002 license agreement, the Company holds an exclusive worldwide license to several patents and patent applications relating to oleoyl-estrone, which are owned by OED. On July 9, 2007, the Company announced results of the Company’s Phase 2a clinical trials of oral oleoyl-estrone in both common obesity and morbid obesity and the Company’s discontinuance of its oleoyl-estrone programs.

Mr. Pons stated in his letter the following as his reasons for resigning from the Board of Directors:

“As a direct consequence of the publicized abandonment of the development of oleoyl-estrone as a drug for the treatment of obesity, and since my opinion, and that of the Company I represent (OED, SL) considers that decision unwarranted under the light of the few results made public so far, I present to you my formal resignation as a member of the Board of Directors of Manhattan Pharmaceuticals, effective today.”

A copy of Mr. Pons’ letter is attached to this Form 8-K as exhibit 99.1 hereto.

The Company disagrees with Mr. Pons and considers its decision to discontinue its oleoyl-estrone programs in both common obesity and morbid obesity to be justified based on the clinical trial results previously announced by the Company.

The Company has provided to Mr. Pons a copy of this Form 8-K and the disclosures made herein and has furnished Mr. Pons with the opportunity to promptly address a letter to the Company stating whether he agrees with the statements made by the Company in response to this Item 5.02 and, if not, stating the respect in which he does not agree. If the Company receives such a letter it will file that letter as an amendment to this Form 8-K within two business days after receipt of the letter.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Letter from Joan Pons Gimbert, dated July 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN PHARMACEUTICALS, INC.

Date: July 18, 2007	By:	/s/ Michael G. McGuinness
Michael G. McGuinness
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter from Joan Pons Gimbert, dated July 17, 2007.